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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 12, 2002



                       Affiliated Computer Services, Inc.
             (Exact name of registrant as specified in its charter)



          DELAWARE                    0-24787                   51-0310342
(State of other jurisdiction  (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)




2828 NORTH HASKELL AVENUE, DALLAS, TEXAS                             75204
(Address of principal executive offices)                           (Zip code)


        Registrant's telephone number including area code: (214) 841-6111


                                 NOT APPLICABLE
           (Former name or former address if changed from last report)

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ITEM 5. OTHER EVENTS.

         On February 12, 2002, Affiliated Computer Services, Inc. ("ACS") announced that its Board of Directors approved the redemption of ACS' 4% Convertible Subordinated Notes due March 15, 2005 (the "Notes") under the Indenture dated as of March 20, 1998 (the "Indenture") between ACS and U.S. Trust Company of Texas, N.A., as trustee (the "Trustee") at a redemption price (the "Redemption Price") equal to 101.71% of the principal amount of the Notes, plus accrued interest to the Redemption Date (as hereinafter defined), pursuant to Article XI of the Indenture (the "Redemption").

         ACS has set March 15, 2002 (the "Redemption Date") as the date for the Redemption. Any holder of the Notes has until the close of business on March 14, 2002 to convert his Notes to shares of ACS' Class A common stock in accordance with Article XII of the Indenture. The conversion rate provided in the Indenture is 23.4432 shares of Class A Common Stock for each $1,000 principal amount of the Notes (equivalent to a conversion price of $42.66 per share of Class A common stock), subject to adjustment to give effect to ACS' previously announced two-for-one split of its outstanding A Common Stock and Class B Common Stock, to be implemented in the form of a 100% stock dividend payable on February 22, 2002 to Class A and Class B stockholders of record as of the close of business on February 15, 2002.

         Under the terms of the Indenture, any holders of the Notes who surrender their Notes for conversion prior to the close of business on March 1, 2002 will not receive any interest payable under the Indenture on March 15, 2002, the next Interest Payment Date, but any holders of the Notes who surrender their Notes for conversion during the period after the close of business on March 1, 2002 and prior to the close of business on March 14, 2002 will receive the interest payable under the Indenture on March 15, 2002.


ITEM 9.

         ACS hereby furnishes as Exhibit 99.1 under this Item 9 the information concerning the Redemption set forth in its press release dated February 12, 2002. Pursuant to the rules and regulations of the Securities and Exchange Commission, such press release and the information set forth therein is deemed to be furnished and shall not be deemed to be filed.

EXHIBIT
NUMBER                DESCRIPTION
-------               -----------
99.1                  Affiliated Computer Services, Inc. Press Release
                      dated February 12, 2002


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         AFFILIATED COMPUTER SERVICES, INC.


                                         By:        /s/ Warren Edwards
                                            ------------------------------------
                                            Name:  Warren Edwards
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


Date: February 12, 2002.

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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                DESCRIPTION
-------               -----------
99.1                  Affiliated Computer Services, Inc. Press Release
                      dated February 12, 2002

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